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Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Micro Cap Fund

Annual Report

September 30, 2002

Contents

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

Scudder Mid Cap Fund

<Click Here> Performance Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent
Accountants

Scudder Small Cap Fund

<Click Here> Performance Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

58 Notes to Financial Statements

<Click Here> Report of Independent Accountants

Scudder Micro Cap Fund

<Click Here> Performance Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

		Scudder Mid Cap Fund	Scudder Small Cap Fund	Scudder Micro Cap Fund
Class A	Nasdaq Symbol	SMCAX	SSDAX	SMFAX
	CUSIP Number	055922512	055922470	61735K455
Class B	Nasdaq Symbol	SMCBX	SSDBX	SMFBX
	CUSIP Number	055922496	055922462	61735K448
Class C	Nasdaq Symbol	SMCCX	SSDCX	SMFCX
	CUSIP Number	055922488	055922454	61735K430
Investment Class	Nasdaq Symbol	BTCAX	BTSCX	MMFSX
	CUSIP Number	055922819	055922769	61735K778
Institutional Class	Nasdaq Symbol	BTEAX	N/A	MGMCX
	CUSIP Number	055922637	N/A	61735K786

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the funds' prospectus for more complete information, including a complete description of the funds' investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Economic Overview

Dear Shareholder:

The economy remains caught in a tug of war between powerful opposing forces that make neither a sharp acceleration nor a relapse into recession likely. Instead, we'll probably see a continued moderate recovery.

Several things are slowing down the economy right now. The economic boom of the late 1990s left stocks overvalued, and their prices have been coming back down. It left companies with more capital than they needed and they had to lay off workers to stay profitable. And it left individuals without enough savings - which means they were reluctant to spend money. Political uncertainty around the world, corporate accounting scandals, and sluggish growth abroad are also making people and businesses less willing to forge ahead.

But there are also several factors supporting economic activity. The government is keeping the economy on track with tax relief and interest rate cuts. Tax relief and interest rate cuts put more money back into the hands of individuals and businesses. And individuals and businesses are starting to spend that money. That's good, because spending - whether it's individuals buying cars and homes or businesses buying equipment - stimulates the economy.

The end result: We expect the economic recovery to persist-but slowly. The economy will only pick up when the factors slowing the economy diminish, and individuals and businesses become more confident. For that to happen, the government policies now in effect - such as low interest rates - will have to remain in effect well into 2003. Fortunately, we expect that to happen. We believe that the Federal Reserve Board is very sensitive to any signs that the economic recovery is faltering - and if it sees those signs, will cut interest rates even more.

One warning, however: A recovery depends on the absence of any adverse shocks to the system. For example, if developments in the Middle East don't go smoothly, the recovery could be disrupted.

Economic Guideposts Data as of 9/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will these developments affect the markets? In the equity markets, prices are more reasonable - but returns are still unlikely to come close to those we saw in the late 1990s. And if the moderate recovery persists, as we expect, fixed-income markets will likely give up some of their recent gains. That's because higher interest rates typically result in declines in bond prices. However, we expect that this decline will be limited until the recovery strengthens more and the Fed seems more likely to raise interest rates.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of October 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Mid, Small and Micro Cap Funds: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Mid, Small and Micro Cap Funds. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Audrey M. T. Jones, CFA

Managing Director of Deutsche Asset Management and Lead Manager of the funds.

Joined Deutsche Asset Management in 1986.

Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.

30 years of investment industry experience.

BBA from Pace University Lubin School of Business.

Doris R. Klug, CFA

Director of Deutsche Asset Management and Co-Manager of the funds.

Joined Deutsche Asset Management in 2000.

Portfolio manager with primary focus on the consumer and capital goods sectors.

Vice President of Mutual of America from 1993 to 2000.

21 years of financial industry experience.

MBA from New York University Stern School of Business.

Bob Grandhi, CFA

Director of Deutsche Asset Management and Co-Manager of the funds.

Joined Deutsche Asset Management in 2001.

Portfolio manager with primary focus on the technology and healthcare sectors.

Portfolio manager at Monument Funds Group and Daiwa Securities from 2000 to 2001 and 1990 to 2000, respectively.

25 years of financial industry experience.

MS and MBA from Illinois Institute of Technology.

In the following interview, New York-based Portfolio Managers Audrey M.T. Jones, Doris R. Klug and Bob Grandhi discuss the strategies and the market environment for Scudder Mid Cap Fund, Scudder Small Cap Fund and Scudder Micro Cap Fund for the 12-month period ended September 30, 2002. The team also offers an outlook for the months ahead.

Q: How did Scudder Mid Cap Fund, Scudder Small Cap Fund and Scudder Micro Cap Fund perform in fiscal year 2002?

A: Scudder Mid Cap Fund fell 12.75 percent, Scudder Small Cap Fund declined 16.10 percent and Scudder Micro Cap Fund dropped 17.56 percent (Class A shares unadjusted for sales charges for all three funds) for the 12 months ended September 30, 2002. (For standardized performance for all classes for each fund, please see the Performance Summary sections beginning on pages 17, 41 and 66, respectively.)

We are pleased to report that Scudder Mid Cap Fund and Scudder Small Cap Fund (Class A shares unadjusted for sales charge) outperformed their respective Lipper peer groups for the period in an exceptionally tough market environment. The average return of Lipper Mid Cap Growth Funds category was -17.08 percent while the average return of the Lipper Small Cap Growth Funds category was -17.07 percent for the 12 months ended September 30, 2002. This past summer, Lipper moved Scudder Micro Cap Fund into its Small Cap Core Funds category from its Small-Cap Growth Funds category, reflecting the fund's relative underweighting in aggressive growth sectors such as Technology. Scudder Micro Cap Fund's decline was slightly more than the Small Cap Growth Funds category in fiscal year 2002 (-17.07 percent) and more than the Small Cap Core Funds category average, which fell 6.62 percent for the 12 months ended September 30, 2002.

Scudder Mid Cap Fund Top Five Positive Contributors to Performance 9/30/01 to 9/30/02
Company	Industry	Change in portfolio position 9/30/01 to 9/30/02
Dean Foods	Dairy products	New purchase (2.2% at 9/30/02)
Dole Food	Fruit distributor	Sold
Noble Drilling	Energy exploration	Sold
Darden Restaurants	Restaurant operator	Sold
Trigon Healthcare	Health care services	Sold

Source: Deutsche Asset Management
Scudder Mid Cap Fund Top Five Negative Contributors to Performance 9/30/01 to 9/30/02
Company	Industry	Change in portfolio position 9/30/01 to 9/30/02
Polycom	Video conferencing services	Sold
Copart	Auto salvage	New purchase (2.0% at 9/30/02)
Medicis Pharmaceuticals	Specialty pharmaceuticals	Sold
Intersil	Semiconductors	Decrease from 1.124% to 1.037%
Caremark Rx	Mail order pharmacy	Sold

Source: Deutsche Asset Management

All three funds underperformed their respective index benchmarks for the 12 months ended September 30, 2002 due to mixed results from specific stock selection and sector positioning. The Russell 2000 Index, an unmanaged group of small company stocks and the benchmark for Scudder Small Cap Fund and Scudder Micro Cap Fund, fell 9.30 percent for the period. The unmanaged Standard & Poor's MidCap 400 Index, benchmark for Scudder Mid Cap Fund, fell 4.70 percent for the period.

Scudder Small Cap Fund Top Five Positive Contributors to Performance 9/30/01 to 9/30/02
Company	Industry	Change in portfolio position 9/30/01 to 9/30/02
Chico's FAS	Clothing retailer	Sold
Accredo Health	Pharmacy benefit manager	Increase from 2.5% to 3.0%
Gildan Activewear	Clothing maker	Increase from 1.5% to 1.7%
Fresh Del Monte Produce	Fruit distributor	New purchase (1.4% at 9/30/02)
Tyson Foods	Food distributor	Sold

Source: Deutsche Asset Management
Scudder Small Cap Fund Top Five Negative Contributors to Performance 9/30/01 to 9/30/02
Company	Industry	Change in portfolio position 9/30/01 to 9/30/02
Province Healthcare	Health care services	New purchase (2.3% at 9/30/02)
Borland Software	Computer software	New purchase (1.8% at 9/30/02)
Joy Global	Mining equipment	Decrease from 1.5% to 1.0%
Documentum	Technology consulting	New purchase (2.0% at 9/30/02)
Wind River Systems	Technology consulting	Sold

Source: Deutsche Asset Management

Q: What were the best and worst stock performers for each of the funds?

A: Scudder Mid Cap Fund's top contributors to performance for the 12 months ended September 30, 2002 included dairy operator Dean Foods, fruit distributor Dole Food and Darden Restaurants (operator of Olive Garden and Red Lobster). Some of the negative contributors to performance were in Health Care and Technology. Among the top contributing stocks in Scudder Small Cap Fund for the fiscal year were Chico's FAS and Gildan Activewear in Consumer Discretionary; Fresh Del Monte Produce, Dean Foods and Tyson Foods in Consumer Staples and Accredo Health in Health Care. Some of the fund's worst performers also came from Technology and Health Care. In Scudder Micro Cap Fund, the top performing securities by contribution during the annual period included Tuesday Morning Corp, (a furniture retailer) in the Consumer Discretionary sector. There were also several top performers in Technology, including CACI International, Inc. and Herley Industries, Inc. Some of the fund's disappointments were in Health Care.

Scudder Micro Cap Fund Top Five Positive Contributors to Performance 9/30/01 to 9/30/02
Company	Industry	Change in portfolio position 9/30/01 to 9/30/02
Tuesday Morning	Furniture retailer	Sold
Kronos	Computer software	Sold
CACI International	Technology consulting	Sold
Herley Industries	Aerospace defense	Sold
Unit Corp	Energy exploration	Increase from 0.8% to 1.6%

Source: Deutsche Asset Management
Scudder Micro Cap Fund Top Five Negative Contributors to Performance 9/30/01 to 9/30/02
Company	Industry	Change in portfolio position 9/30/01 to 9/30/02
Itron	Electronic meter readers	Increase from 1.5% to 4.3%
Secure Computing	Networking	Sold
Matria Healthcare	Health care services	Sold
Atrix Laboratories, Inc.	Specialty pharmaceuticals	Increase from 2.3% to 3.0%
Wire One Technologies	Telecom equipment	Sold

Source: Deutsche Asset Management

Q: How were the funds positioned by sector and what impact did this have on their results?

A: For the annual period, Scudder Micro Cap Fund's modest underweighting and strong stock selection in Technology, significant underweighting in Utilities, and overweighting in Other Energy boosted relative performance. However, these positions' positive contributions to performance were not enough to outweigh the negative contributions from the Health Care, Materials and Processing, and Producer Durables sectors. Underweightings in the strongly performing Financial Services and Autos and Transportation also negatively impacted performance.

Scudder Small Cap Fund was helped during the fiscal year by an overweighting and strong stock selection in Consumer Staples, Other Energy and Autos and Transportation. Slightly underweight Technology and Consumer Discretionary, effective stock selection in these sectors also boosted relative fund performance. Poor stock selection within Producer Durables, Financial Services, and Materials and Processing and its modestly overweighted position in Health Care hurt fund performance.

Scudder Mid Cap Fund's strong stock selection in Financials and Materials, overweighting in Consumer Staples and Energy, and complete avoidance of Telecommunications Services added to performance. However, a slight underweighting and poor stock selection in Industrials and Consumer Discretionary and an overweighting in Health Care detracted from performance. The fund's underweighting in Information Technology helped performance, but that was outweighed by poor stock selection within the sector.

Q: What were the major factors impacting smaller and mid-cap equities during the annual period?

A: Continuing the trend begun in 1999, the smaller-cap equity market, as measured by the Russell 2000 Index, outperformed its large-cap brethren, as measured by the S&P 500 Index (an unmanaged index of large-company stocks), for the 12 months ended September 30, 2002. Mid-cap stocks, as measured by the unmanaged S&P MidCap 400 Index, were the best performing segment of the equity markets for the fiscal year. Still, within the annual period, the smaller and mid-cap equity markets, like the broader equity markets, saw divergent performance through the fiscal year.

The fourth quarter of 2001 saw a rebound in the US equity markets. Even the beaten down Technology sector rebounded strongly. President Bush and the Federal Reserve Board initiated aggressive efforts to moderate the severity of a recession and stimulate the economy. During November, new home and retail sales rose, while companies in certain retail and technology industries reported an improved earnings outlook. There were, however, continued signs of an economic downturn, as the National Association of Purchasing Managers (NAPM) Index shrank for the 15th month in a row. NAPM is one of the most widely known and watched indicators of business activity in the US, and is currently known as the Institute of Supply Management (ISM). In December, there was an unexpected yet encouraging rise in both the ISM manufacturing index and consumer confidence. The Federal Reserve Board reduced interest rates, bringing the targeted federal funds rate down to just 1.75 percent by the end of 2001.

In the first quarter, the primary focus of the US equity markets was on company fundamentals and the US economy. As information pertaining to Enron's financial troubles became public, companies with unclear accounting practices saw their stock prices sink. On the positive side, January reports indicated an unexpected rise of 1.7 percent in annualized GDP growth for the fourth quarter of 2001. There was also a rise in the ISM manufacturing index to 54.7 percent, signifying the first time in 18 months that the index had risen above the 50 percent mark indicative of economic expansion. The Information Technology and Telecommunications industries were particularly affected by deteriorating earnings and profit growth forecasts.

During March, investors finally heeded the signs of a recovering economy, and the US equity markets responded positively, led by the small-cap growth segment. Marking a reversal from the fourth quarter of 2001, value stocks outperformed growth stocks for the first quarter of 2002, with cyclical sectors performing particularly well.

For the second quarter of 2002, equities generally declined to levels not seen since lows reached September 2001 after the terrorist attacks on the US. Higher energy prices and concerns over corporate accounting practices continued to adversely impact investor confidence and, in turn, the US equity markets. The pace of US economic recovery became sluggish. For the quarter as a whole, value-oriented stocks again significantly outperformed growth-oriented stocks within the small-cap and mid-cap sectors.

During the third calendar quarter, fears of a double-dip recession, media coverage of expanding corporate accounting debacles, lackluster corporate earnings announcements, and increasing tensions in the Middle East and Iraq contributed to the US equity market's negative performance. Both value-oriented and growth-oriented stocks suffered. Small-cap securities were hit particularly hard due to the comparative lack of liquidity in this segment of the equity market. Economic data reflected the tenuous state of the recovery. The ISM manufacturing index dropped to 50.5 percent in July, indicating slowing growth, while retail sales were up 1.2 percent. In August, the consumer continued to spend, buoyed by home refinancing, but at the weakest growth rate in three months. Employment remained sluggish. In September, the ISM manufacturing index fell to 49.5 percent, indicating a possible contraction in the manufacturing sector, while the ISM non-manufacturing index registered 53.9 percent, making this the eighth consecutive month of expansion in the services sector of the economy. During the quarter, the Federal Reserve Board left interest rates unchanged, but appeared to shift its bias toward favoring future interest rate cuts.

Q: On June 28, 2002, at the end of the second calendar quarter, new share classes of each fund were made available in an effort to attract additional investors. Can you comment on each fund's performance in the third calendar quarter of 2002?

A: In the third quarter, Scudder Micro Cap Fund's underweighting in Autos and Transportation, Producer Durables, and Technology boosted relative performance. Strong stock selection in Producer Durables, Consumer Staples, and Technology also helped. However, these positions' positive contributions to performance were not enough to outweigh the negative contributions from the Health Care, Financial Services, and Materials and Processing sectors.

Scudder Small Cap Fund was helped during the quarter by strong stock selection in Health Care, Consumer Discretionary, Technology, and Utilities and by overweightings in Other Energy and Consumer Staples. Poor stock selection within Producer Durables and Financial Services hurt relative fund performance.

Scudder Mid Cap Fund's strong stock selection and underweighting in Information Technology, its strong stock selection in Financials and its complete avoidance of Telecommunications Services added to performance. However, a slight overweighting and poor stock selection in Industrials and poor stock selection within Health Care, Consumer Staples, and Materials, and complete avoidance of Utilities detracted from performance.

Q: What is your investment outlook for the next several months?

A: Based on possible contraction in the manufacturing sector and slower consumer spending at the end of the third calendar quarter, it appears as though US economic growth is entering a tenuous recovery stage. However, there are positive signs that growth continues in certain segments of the US economy, such as the service sector.

We see the primary risks for the months ahead led by consumer and investor sentiment that could erode further due to negative economic news and/or geopolitical events. Ill-timed monetary policy action could also have a negative impact on the US equity markets. Stagnant business capital spending and/or a weakening in the real estate market could prolong the equity markets' current downturn. Overall, earnings disappointments continue to present the primary investment risk.

As for smaller-cap equities more specifically, the third calendar quarter saw the Russell 2000 Index experience its third worst decline in history and the consequent underperformance of the smaller-cap equity segment relative to large-caps. While we can't say with certainty what lies ahead for the coming months, history offers some clues to the market's rebound potential. Keeping in mind that past performance is no guarantee of future results, coming out of recessions, small-cap stock earnings have historically exceeded those of large-cap stocks. Small-cap equities have seen better relative earnings growth than their larger counterparts in nine of the last ten quarters.

We believe there are also a number of positive factors that should support strong mid-cap equity performance. Investors' have renewed their focus on fundamentals in the past several months. We believe this trend should continue, as companies with low or no debt, the ability to generate capital, and niche products or services will likely have better visibility and comparatively strong performance. For the mid-cap equity market, the outlook for profit growth, as well as relative valuations, appears to remain attractive versus other segments of the market.

Q: Given this outlook, what investment strategies do you intend to pursue in the funds going forward?

A: We continue to seek to invest in fundamentally sound companies with strong balance sheets, and, in fact, the majority of securities held in the funds have forecasted positive earnings for the year. Despite the recent and anticipated high volatility in the stock market, we remain disciplined in our investment process.

Our investment strategy continues to:

• focus on small- and mid-cap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future

• focus on individual stock selection with the goal of providing value-added performance relative to the universe of smaller and mid-cap US companies.

• use extensive and intensive fundamental research to identify companies with innovation, leading or dominant position in their niche markets, a high rate of return on invested capital, and the ability to finance a major part of future growth from internal sources

• strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential, and

• seek to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

It is also important to remember that investors should take a long-term view when investing in these segments of the market, as returns can be volatile in the short term. We will monitor economic conditions and their effect on financial markets as we seek capital growth over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Performance Summary September 30, 2002

Scudder Mid Cap Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)

Scudder Mid Cap Fund	1-Year	3-Year	5-Year	Life of Fund**
Class A(a)	-12.75%	-5.82%	1.60%	9.19%
Class B(a)	-13.58%	-6.53%	.84%	8.38%
Class C(a)	-13.58%	-6.53%	.84%	8.38%
Investment Class+	-12.66%	-5.60%	1.84%	9.47%
S&P MidCap 400 Index++	-4.70%	3.40%	5.39%	11.58%

Scudder Mid Cap Fund	1-Year	3-Year	5-Year	Life of Class***
Institutional Class(d)+	-12.44%	-5.06%	1.98%	8.23%
S&P MidCap 400 Index++	-4.70%	3.40%	5.39%	11.43%

Sources: Lipper, Inc. and Deutsche Asset Management

+ Investment Class and Institutional Class shares are not subject to sales charges.
Net Asset Value Information
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 9/30/02	$ 9.31	$ 9.29	$ 9.29	$ 9.31	$ 9.36
6/28/02 (Inception date for Class A, B and C)	$ 11.49	$ 11.49	$ 11.49	$ -	$ -
9/30/01 (Investment Class and Institutional Class)	$ -	$ -	$ -	$ 10.66	$ 10.69

Investment Class Lipper Rankings* - Mid-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	144	of	495	30
3-Year	80	of	305	27
5-Year	29	of	206	15

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Scudder Mid Cap Fund

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder Mid Cap Fund - Class A [] S&P MidCap 400 Index++

Yearly periods ended September 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Mid Cap Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$8,224	$7,873	$10,204	$21,849
	Average annual total return	-17.76%	-7.66%	.40%	8.52%
Class B(c)	Growth of $10,000	$8,296	$7,981	$10,368	$21,581
	Average annual total return	-17.04%	-7.24%	.73%	8.38%
Class C(c)	Growth of $10,000	$8,642	$8,165	$10,425	$21,581
	Average annual total return	-13.58%	-6.53%	.84%	8.38%
S&P MidCap 400 Index++	Growth of $10,000	$9,530	$11,056	$12,999	$28,311
	Average annual total return	-4.70%	3.40%	5.39%	11.58%

The growth of $10,000 is cumulative.

Scudder Mid Cap Fund

Growth of an Assumed $10,000 Investment*
[] Scudder Mid Cap Fund - Investment Class [] S&P MidCap 400 Index++

Yearly periods ended September 30

Comparative Results*
Scudder Mid Cap Fund		1-Year	3-Year	5-Year	Life of Class**	Life of Class***
Investment Class	Growth of $10,000	$8,734	$8,411	$10,956	$23,748	-
	Average annual total return	-12.66%	-5.60%	1.84%	9.47%	-
Institutional Class(d)	Growth of $250,000	$218,900	$213,925	$275,800	-	$507,925
	Average annual total return	-12.44%	-5.06%	1.98%	-	8.23%
S&P MidCap 400 Index++	Growth of $10,000	$9,530	$11,056	$12,999	$28,311	$26,257
	Average annual total return	-4.70%	3.40%	5.39%	11.58%	11.43%

The growth of $10,000/$250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* Returns and rankings for all periods shown reflect a contractual fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Investment Class, rankings for share classes may vary.
** The Fund commenced operations on March 9, 1993. Index returns begin March 31, 1993.
*** Institutional Class commenced operations on October 12, 1993. Index returns begin October 31, 1993.
a On June 28, 2002, the Fund began offering additional classes of shares, namely the Class A, B, and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Investment Class shares of the Scudder Mid Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%.
c On June 28, 2002, the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Investment Class shares of the Scudder Mid Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance. Prior to August 19, 2002, the maximum initial sales charge for Class A shares was 5.50% and the maximum contingent deferred sales charge for Class B was 5.00%.
d At the close of business on August 31, 2000, shares of Equity Appreciation-Institutional Class merged into Institutional Class shares of Mid Cap Fund. Equity Appreciation - Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation - Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund - Institutional Class.
++ S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Summary September 30, 2002

Scudder Mid Cap Fund

Asset Allocation	9/30/02	9/30/01

Common Stocks	98%	88%
Cash Equivalents, net	2%	12%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/02	9/30/01

Industrials	20%	8%
Financials	17%	12%
Health Care	13%	23%
Materials	11%	8%
Information Technology	11%	12%
Consumer Discretionary	11%	17%
Consumer Staples	9%	11%
Energy	8%	5%
Utilities	-	4%
	100%	100%

Ten Largest Equity Holdings at September 30, 2002 (34.9% of Portfolio)
1. BJ Services Co. Provider of pressure pumping and other oilfield services for the petroleum industry	4.2%
2. Jacobs Engineering Group, Inc. Operator of a full service engineering organization	3.7%
3. Rockwell Collins, Inc. Designer of avionics and in-flight entertainment systems	3.7%
4. Packaging Corp. of America Manufacturer of containerboard and corrugated packaging products	3.6%
5. Performance Food Group Co. Distributor of food	3.6%
6. Hibernia Corp. Bank holding company	3.5%
7. Principal Financial Group, Inc. Provider of insurance and financial services	3.3%
8. Constellation Brands, Inc. Producer and distributor of alcoholic beverages	3.2%
9. North Fork Bancorp., Inc. Operator of a commercial and savings bank holding company	3.2%
10. Peabody Energy Corp. Coal mining company	2.9%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 22. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2002

Scudder Mid Cap Fund

	Shares	Value ($)

Common Stocks 98.4%
Consumer Discretionary 10.3%
Auto Components 1.8%
Johnson Controls, Inc.	45,800	3,518,356
Household Durables 2.2%
Leggett & Platt, Inc.	216,100	4,276,619
Specialty Retail 4.7%
Copart, Inc.*	363,600	3,945,060
Pier 1 Imports, Inc.	268,000	5,110,760
		9,055,820
Textiles, Apparel & Luxury Goods 1.6%
Timberland Co. "A"*	99,200	3,142,656
Consumer Staples 9.1%
Beverages 3.3%
Constellation Brands, Inc. "A"*	274,300	6,336,330
Food & Drug Retailing 3.6%
Performance Food Group Co.*	208,500	7,080,660
Food Products 2.2%
Dean Foods Co.*	108,400	4,312,152
Energy 7.9%
Energy Equipment & Services
BJ Services Co.*	313,500	8,151,000
National-Oilwell, Inc.*	163,500	3,168,630
Smith International, Inc.*	133,200	3,904,092
		15,223,722
Financials 16.9%
Banks 11.0%
Astoria Financial Corp.	158,400	3,864,960
Hibernia Corp. "A"	346,500	6,926,535
Investors Financial Services Corp.	159,600	4,320,372
North Fork Bancorp., Inc.	165,000	6,243,600
		21,355,467
Diversified Financials 2.5%
Legg Mason, Inc.	115,000	4,894,400
Insurance 3.4%
Principal Financial Group, Inc.*	247,000	6,466,460
Health Care 13.0%
Health Care Equipment & Supplies 4.4%
DENTSPLY International, Inc.	77,200	3,101,124
Edwards Lifesciences Corp.*	214,200	5,481,378
		8,582,502
Health Care Providers & Services 8.6%
Coventry Health Care, Inc.*	98,100	3,188,250
Laboratory Corp. of America Holdings*	152,200	5,141,316
Lincare Holdings, Inc.*	95,100	2,951,904
Triad Hospitals, Inc.*	140,800	5,343,360
		16,624,830
Industrials 19.9%
Aerospace & Defense 3.7%
Rockwell Collins, Inc.	327,900	7,194,126
Airlines 2.9%
Southwest Airlines Co.	424,100	5,538,746
Commercial Services & Supplies 5.7%
ABM Industries, Inc.	193,500	2,728,350
Certegy, Inc.*	123,800	2,488,380
Hewitt Associates, Inc. "A"*	119,500	3,530,030
NDCHealth Corp.	146,300	2,274,965
		11,021,725
Construction & Engineering 3.8%
Jacobs Engineering Group, Inc.*	235,900	7,284,592
Machinery 1.0%
Flowserve Corp.*	204,600	2,046,000
Road & Rail 2.8%
Swift Transportation Co., Inc.*	352,700	5,502,120
Information Technology 10.5%
Communications Equipment 1.9%
Advanced Fibre Communications, Inc.*	280,900	3,727,543
Computers & Peripherals 2.1%
Intergraph Corp.*	233,700	3,993,933
Semiconductor Equipment & Products 2.1%
Intersil Corp. "A"*	156,200	2,024,352
Linear Technology Corp.	100,400	2,080,288
		4,104,640
Software 4.4%
Symantec Corp.*	138,100	4,649,827
The Reynolds and Reynolds Co. "A"	169,000	3,792,360
		8,442,187
Materials 10.8%
Chemicals 2.3%
The Valspar Corp.	119,300	4,449,890
Containers & Packaging 3.6%
Packaging Corp. of America*	404,800	7,088,048
Metals & Mining 4.9%
Nucor Corp.	100,000	3,790,000
Peabody Energy Corp.	224,000	5,712,000
		9,502,000
Total Common Stocks (Cost $205,975,057)		190,765,524

Cash Equivalents 2.3%
Deutsche Cash Management Fund Institutional, 1.67% (a) (Cost $4,503,301)	4,503,301	4,503,301

	% of Net Assets	Value ($)

Total Portfolio (Cost $210,478,358) (b)	100.7	195,268,825
Other Assets and Liabilities, Net	(0.7)	(1,266,162)
Net Assets	100.0	194,002,663

* Non-income producing security.
(a) Deutsche Cash Management Fund Institutional, an affiliate, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(b) The cost for federal income tax purposes was $210,837,942. At September 30, 2002, net unrealized depreciation for all securities based on tax cost was $15,569,117. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,296,183 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $29,865,300.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Scudder Mid Cap Fund

Statements of Assets and Liabilities as of September 30, 2002
Assets
Investments in securities at value* (cost $210,478,358)	$ 195,268,825
Dividends receivable	67,704
Receivable for Fund shares sold	11,249
Total assets	195,347,778
Liabilities
Payable for Fund shares redeemed	1,174,656
Accrued management fee	68,987
Other accrued expenses and payables	101,472
Total liabilities	1,345,115
Net assets, at value	$ 194,002,663
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	(15,209,533)
Accumulated net realized gain (loss)	(95,188,861)
Paid-in capital	304,401,057
Net assets, at value	$ 194,002,663

* Includes investment in affiliated Investment Company of $4,503,301.

The accompanying notes are an integral part of the financial statements.

Scudder Mid Cap Fund

Statements of Assets and Liabilities as of September 30, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($602,666 / 64,730 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 9.31
Maximum offering price per share (100 / 94.25 of $9.31)	$ 9.88
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($261,560 / 28,140 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 9.29
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($95,782 / 10,305 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 9.29
Investment Class Net Asset Value, offering and redemption price per share ($29,109,158 / 3,125,763 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 9.31
Institutional Class Net Asset Value, offering and redemption price per share ($163,933,497 / 17,511,229 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 9.36

The accompanying notes are an integral part of the financial statements.

Scudder Mid Cap Fund

Statement of Operations for the year ended September 30, 2002(a)
Investment Income
Net investment income allocated from the Portfolio: Dividends	$ 876,791
Dividends in affiliated investment company	222,105
Expenses(b)	(879,688)
Dividends	681,558
Dividends in affiliated investment company	84,642
Total Income	985,408
Expenses: Management fee	774,249
Administrator service fee	1,160,819
Distribution and shareholder servicing fees	251
Auditing	25,496
Legal	11,150
Reports to shareholders	23,076
Trustees' fees and expenses	10,243
Registration fees	22,896
Other	3,919
Total expenses, before expense reductions	2,032,099
Expense reductions	(149,555)
Total expenses, after expense reductions	1,882,544
Net investment income (loss)	(897,136)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(24,871,595)
Net unrealized appreciation (depreciation) during the period on investments	2,831,687
Net gain (loss) on investment transactions	(22,039,908)
Net increase (decrease) in net assets resulting from operations	$ (22,937,044)

a On March 28, 2002 the Capital Appreciation Portfolio closed. The Statement of Operations includes the Mid Cap Fund's information as a stand-alone and feeder fund for the respective period (see Note A in the Notes to Financial Statements).
b For the period from October 1, 2001 to March 28, 2002, the Capital Appreciation Portfolio waived fees in the amount of $225,919 all of which was allocated to the Fund.

The accompanying notes are an integral part of the financial statements.

Scudder Mid Cap Fund

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2002(a)	2001
Operations: Net investment income (loss)	$ (897,136)	$ 25,305
Net realized gain (loss) on investment transactions	(24,871,595)	(69,862,546)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,831,687	(97,955,806)
Net increase (decrease) in net assets resulting from operations	(22,937,044)	(167,793,047)
Distributions to shareholders from: Net investment income:
Investment Class	-	(1,285,534)
Institutional Class	-	(10,725,713)
Fund share transactions: Proceeds from shares sold	69,734,491	125,121,876
Reinvestment of distributions	-	11,615,268
Cost of shares redeemed	(120,143,004)	(151,725,520)
Net increase (decrease) in net assets from Fund share transactions	(50,408,513)	(14,988,376)
Increase (decrease) in net assets	(73,345,557)	(194,792,670)
Net assets at beginning of period	267,348,220	462,140,890
Net assets at end of period	$ 194,002,663	$ 267,348,220

a On March 28, 2002, the Capital Appreciation Portfolio closed. The Statement of Changes in Net Assets includes the Fund's information as a stand-alone and feeder fund for the respective period (see Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Mid Cap Fund

Class A
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	(2.17)
Total from investment operations	(2.18)
Net asset value, end of period	$ 9.31
Total Return (%)[c]	(18.97)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.6
Ratio of expenses before expense reductions (%)	1.48*
Ratio of expenses after expense reductions (%)	1.25*
Ratio of net investment income (loss) (%)	(.63)*
Portfolio turnover rate (%)	120[d]
[a] For the period June 28, 2002 (commencement of sales of Class A shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Capital Appreciation Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Scudder Mid Cap Fund

Class B
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	(2.17)
Total from investment operations	(2.20)
Net asset value, end of period	$ 9.29
Total Return (%)[c]	(19.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3
Ratio of expenses before expense reductions (%)	2.22*
Ratio of expenses after expense reductions (%)	2.00*
Ratio of net investment income (loss) (%)	(1.38)*
Portfolio turnover rate (%)	120[d]
[a] For the period June 28, 2002 (commencement of sales of Class B shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Capital Appreciation Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Scudder Mid Cap Fund

Class C
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	(2.17)
Total from investment operations	(2.20)
Net asset value, end of period	$ 9.29
Total Return (%)[c]	(19.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1
Ratio of expenses before expense reductions (%)	2.20*
Ratio of expenses after expense reductions (%)	2.00*
Ratio of net investment income (loss) (%)	(1.38)*
Portfolio turnover rate (%)	120[d]
[a] For the period June 28, 2002 (commencement of sales of Class C shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Capital Appreciation Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Scudder Mid Cap Fund

Investment Class
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.66	$ 17.57	$ 14.77	$ 11.38	$ 15.72
Income (loss) from investment operations:
Net investment income (loss)	(.06)[a]	(.03)	(.06)	(.07)	(.12)
Net realized and unrealized gain (loss) on investment transactions	(1.29)	(6.41)	6.79	4.99	(1.58)
Total from investment operations	(1.35)	(6.44)	6.73	4.92	(1.70)
Less distributions from: Net realized gains on investment transactions	-	(.47)	(3.93)	(1.53)	(2.64)
Net asset value, end of period	$ 9.31	$ 10.66	$ 17.57	$ 14.77	$ 11.38
Total Return (%)	(12.66)	(37.26)	53.65	47.05	(11.42)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	36	48	29	25
Ratio of expenses before expense reductions (%)[b]	1.39	1.43	1.70	1.88	1.64
Ratio of expenses after expense reductions (%)[b]	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income (loss) (%)	(.55)	(.21)	(.40)	(.58)	(.70)
Portfolio turnover rate (%)	120[c]	251	146	155	145
[a] Based on average shares outstanding during the period.
[b] The expense ratio of the Capital Appreciation Portfolio is included in this ratio.
[c] On March 28, 2002, the Capital Appreciation Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

Scudder Mid Cap Fund

Institutional Class
Years Ended September 30,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.69	$ 17.57	$ 18.60
Income (loss) from investment operations: Net investment income (loss)	(.04)[b]	.01	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	(1.29)	(6.42)	(1.03)
Total from investment operations	(1.33)	(6.41)	(1.03)
Less distributions from: Net realized gains on investment transactions	-	(.47)	-
Net asset value, end of period	$ 9.36	$ 10.69	$ 17.57
Total Return (%)	(12.44)	(37.15)	55.50d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	164	231	414
Ratio of expenses before expense reductions (%)[e]	1.14	1.18	1.45*
Ratio of expenses after expense reductions (%)[e]	1.00	1.00	1.00*
Ratio of net investment income (loss) (%)	(.30)	.04	(.17)*
Portfolio turnover rate (%)	120[f]	251	146
[a] For the period August 31, 2000 (commencement of sales of Institutional Class shares) to September 30, 2000.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $0.005.
[d] At the close of business on August 31, 2000, shares of Equity Appreciation-Institutional Class merged into Institutional Class shares of Mid Cap. Equity Appreciation - Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation - Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund - Institutional Class.
[e] The expense ratio of the Capital Appreciation Portfolio is included in this ratio.
[f] On March 28, 2002, the Capital Appreciation Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Notes to Financial Statements

Scudder Mid Cap Fund

A. Significant Accounting Policies

Mid Cap Fund ("Scudder Mid Cap Fund" or the "Fund"), a diversified series of BT Investment Funds, is registered under the 1940 Act as an open-end management investment company organized as Massachusetts business trust.

On March 8, 2001, the Board of Trustees approved dissolving the Mid Cap master-feeder structure, and converting Mid Cap to a stand-alone fund. On March 28, 2002, the Mid Cap Fund received assets with a value of $300,358,968 which included unrealized appreciation of $36,563,688 from the Capital Appreciation Portfolio in a tax free exchange for its beneficial ownership in the Portfolio. Activity prior to this conversion is included in the Statement of Operations.

The Fund offers multiple classes of shares which provide investors with different purchase options. On June 28, 2002, the Fund commenced offering Class A, B and C shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002 the Fund had a net tax basis capital loss carryforward of approximately $70,848,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($16,640,00) and September 30, 2010 ($54,208,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through September 30, 2002, the Fund incurred approximately $23,981,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (70,848,000)
Unrealized appreciation (depreciation) on investments	$ (15,569,117)

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $298,997,637 and $320,139,350, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. Investment Company Capital Corp. ("ICCC" or the "Administrator"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The fee payable under the Investment Advisory Agreement (the "management fee") is equal to an annual rate of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Fund waives a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Deutsche Cash Management Fund Institutional.

For the year ended September 30, 2002, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%
Institutional Class	1.00%

For the period October 1, 2001 through March 31, 2002, the management fee was as follows:

	Total Aggregated	Amount Waived by DeAM, Inc.	Effective Rate
Mid Cap Fund	$ 937,264	$ 225,919	0.48%

For the period April 1, 2002 through September 30, 2002, the management fee was as follows:

	Total Aggregated	Amount Waived by DeAM, Inc.	Effective Rate
Mid Cap Fund	$ 774,249	$ 149,555	0.52%

Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.65% of the average daily net assets for the Investment Class and 0.40% of average daily net assets for Class A, B, C and Institutional shares for the Fund, computed and accrued daily and payable monthly.

For the period October 1, 2001 through March 31, 2002, the Administrator Service Fee allocated to the Fund from the Portfolio was as follows:

Administrator Service Fee	Total Aggregated	Effective Rate
Investment Class	$ 20,057	0.10%
Institutional Class	126,558	0.10%
	$ 146,615

In addition, for the period October 1, 2001 through September 30, 2002, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at September 30, 2002	Effective Rate
Class A	$ 113	$ 103	0.40%
Class B	47	40	0.40%
Class C	24	18	0.40%
Investment Class	242,628	66,983	0.65%
Institutional Class	918,007	16,411	0.40%
	$ 1,160,819	$ 83,555

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Prior to August 19, 2002, ICC Distributors, Inc. ("ICCD") was the distributor for the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period year ended September 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2002
Class A	$ 70	$ 70
Class B	90	90
Class C	46	46
	$ 206	$ 206

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2002, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2002	Effective Rate
Class B	$ 30	$ 30	0.25%
Class C	15	15	0.25%
	$ 45	$ 45

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2002 aggregated $17.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2002, there was no CDSC.

Other. The Fund may invest in Deutsche Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc. Distributions from Deutsche Cash Management Fund Institutional to the Fund for the year ended September 30, 2002, totaled $306,747.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2002*		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	69,836	$ 695,167	-	$ -
Class B	28,140	279,519	-	-
Class C	10,305	103,507	-	-
Investment Class	1,607,119	18,568,851	2,937,167	39,132,343
Institutional Class	4,380,586	50,087,447	6,301,165	85,989,533
		$ 69,734,491		$ 125,121,876
Shares issued to shareholders in reinvestment of distributions
Investment Class	-	$ -	62,644	$ 890,174
Institutional Class	-	-	754,226	10,725,094
		$ -		$ 11,615,268
Shares redeemed
Class A	(5,106)	$ (51,176)	-	$ -
Investment Class	(1,852,563)	(21,525,713)	(2,349,723)	(30,603,191)
Institutional Class	(8,510,615)	(98,566,115)	(8,992,831)	(121,122,329)
		$ (120,143,004)		$ (151,725,520)
Net increase (decrease)
Class A	64,730	$ 643,991	-	$ -
Class B	28,140	279,519	-	-
Class C	10,305	103,507	-	-
Investment Class	(245,444)	(2,956,862)	650,088	9,419,326
Institutional Class	(4,130,029)	(48,478,668)	(1,937,440)	(24,407,702)
		$ (50,408,513)		$ (14,988,376)

* For Class A, B and C shares for the period June 28, 2002 (commencement of sales), to September 30, 2002.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent. During the period the Fund had no borrowings on the line of credit.

Report of Independent Accountants

To the Trustees of BT Investment Funds and Shareholders of Mid Cap Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid Cap Fund (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts November 15, 2002	PricewaterhouseCoopers LLP

Performance Summary September 30, 2002

Scudder Small Cap Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)

Scudder Small Cap Fund	1-Year	3-Year	5-Year	Life of Fund**
Class A(a)	-16.10%	-2.41%	-.50%	11.53%
Class B(a)	-16.72%	-3.14%	-1.24%	10.70%
Class C(a)	-16.72%	-3.14%	-1.24%	10.70%
Investment Class+	-16.02%	-2.43%	-.51%	11.69%
Russell 2000 Index++	-9.30%	-4.11%	-3.19%	5.28%
Russell 2000 Growth Index+++	-18.16%	-15.22%	-9.49%	.66%

Source: Lipper, Inc. and Deutsche Asset Management

+ Investment Class shares are not subject to sales charges.
Net Asset Value Information
	Class A	Class B	Class C	Investment Class
Net Asset Value: 9/30/02	$ 16.58	$ 16.55	$ 16.55	$ 16.57
6/28/02 (Inception date for Class A, B and C)	$ 20.69	$ 20.69	$ 20.69	$ -
9/30/01 (Investment Class)	$ -	$ -	$ -	$ 19.73

Investment Class Lipper Rankings* - Small-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	184	of	429	43
3-Year	58	of	297	20
5-Year	46	of	207	23

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Scudder Small Cap Fund

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder Small Cap Fund - Class A [] Russell 2000 Index++ [] Russell 2000 Growth Index+++

Yearly periods ended September 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Small Cap Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$7,907	$8,759	$9,191	$25,015
	Average annual total return	-20.93%	-4.32%	-1.67%	10.80%
Class B(c)	Growth of $10,000	$7,995	$8,864	$9,326	$24,825
	Average annual total return	-20.05%	-3.94%	-1.39%	10.70%
Class C(c)	Growth of $10,000	$8,328	$9,087	$9,393	$24,825
	Average annual total return	-16.72%	-3.14%	-1.24%	10.70%
Russell 2000 Index++	Growth of $10,000	$9,070	$8,818	$8,503	$15,817
	Average annual total return	-9.30%	-4.11%	-3.19%	5.28%
Russell 2000 Growth Index+++	Growth of $10,000	$8,184	$6,093	$6,074	$10,603
	Average annual total return	-18.16%	-15.22%	-9.49%	.66%

The growth of $10,000 is cumulative.

Scudder Small Cap Fund

Growth of an Assumed $10,000 Investment*
[] Scudder Small Cap Fund - Investment Class [] Russell 2000 Index++ [] Russell 2000 Growth Index+++

Yearly periods ended September 30

Comparative Results*
Scudder Small Cap Fund		1-Year	3-Year	5-Year	Life of Class**
Investment Class	Growth of $10,000	$8,398	$9,287	$9,746	$26,869
	Average annual total return	-16.02%	-2.43%	-.51%	11.69%
Russell 2000 Index++	Growth of $10,000	$9,070	$8,818	$8,503	$15,817
	Average annual total return	-9.30%	-4.11%	-3.19%	5.28%
Russell 2000 Growth Index+++	Growth of $10,000	$8,184	$6,093	$6,074	$10,603
	Average annual total return	-18.16%	-15.22%	-9.49%	.66%

The growth of $10,000 is cumulative.

* Returns and rankings for all periods shown reflect a contractual fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Investment Class, rankings for share classes may vary.
** The Fund commenced operations on October 21, 1993. Index returns begin on October 31, 1993.
a On June 28, 2002, the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Investment Class shares of the Scudder Small Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%.
c On June 28, 2002, the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Investment Class shares of the Scudder Small Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance. Prior to August 19, 2002, the maximum initial sales charge for Class A shares was 5.50% and the maximum contingent deferred sales charge for Class B was 5.00%.
++ Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.
+++ Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher prices-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Summary September 30, 2002

Scudder Small Cap Fund

Asset Allocation	9/30/02	9/30/01

Common Stocks	99%	96%
Cash Equivalents, net	1%	4%
	100%	100%

Sector Diversification	9/30/02	9/30/01

Industrials	22%	17%
Information Technology	14%	5%
Health Care	14%	21%
Consumer Discretionary	13%	22%
Financials	10%	13%
Materials	10%	6%
Energy	8%	5%
Consumer Staples	6%	6%
Utilities	3%	5%
	100%	100%

Ten Largest Equity Holdings at September 30, 2002 (26.1% of Portfolio)
1. Accredo Health, Inc. Provider of specialized contract pharmacy and related services	3.0%
2. LNR Property Corp. Developer, acquirer and manager of real estate properties and loans	2.9%
3. Philadelphia Suburban Corp. Provider of water to residential and commercial customers	2.8%
4. ABM Industries, Inc. Provider of janitorial, window cleaning and building maintenance services	2.8%
5. Packaging Corp. of America Manufacturer of containerboard and corrugated packaging products	2.5%
6. Mohawk Industries, Inc. Manufacturer of woven and broadloom carpets and rugs for residential and commercial use	2.5%
7. Peabody Energy Corp. Coal mining company	2.4%
8. Furniture Brands International, Inc. Manufacturer of furniture and home furnishings	2.4%
9. Edwards Lifesciences Corp. Designer, developer and manufacturer of medical products and services	2.4%
10. DSP Group, Inc. Developer of digital signal processing solutions for telecommunications and computers	2.4%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 46. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2002

Scudder Small Cap Fund

	Shares	Value ($)

Common Stocks 98.5%
Consumer Discretionary 13.2%
Auto Components 1.0%
BorgWarner, Inc.	41,300	2,050,132
Household Durables 5.1%
Furniture Brands International, Inc.*	224,500	5,152,275
Mohawk Industries, Inc.*	104,900	5,208,285
		10,360,560
Multiline Retail 2.1%
BJ's Wholesale Club, Inc.*	89,600	1,703,296
Tuesday Morning Corp.*	144,600	2,633,166
		4,336,462
Specialty Retail 3.2%
Cato Corp. "A"	174,400	3,310,112
Genesco, Inc.*	234,900	3,241,620
		6,551,732
Textiles, Apparel & Luxury Goods 1.8%
Gildan Activewear, Inc.*	172,500	3,622,500
Consumer Staples 5.8%
Beverages 2.3%
Constellation Brands, Inc. "A"*	205,100	4,737,810
Food & Drug Retailing 2.0%
Performance Food Group Co.*	119,500	4,058,220
Food Products 1.5%
Fresh Del Monte Produce, Inc.	119,300	3,052,887
Energy 7.6%
Energy Equipment & Services 6.1%
FMC Technologies, Inc.*	238,700	4,000,612
Global Industries Ltd.*	543,200	2,243,416
National-Oilwell, Inc.*	198,900	3,854,682
Unit Corp.*	122,800	2,351,620
		12,450,330
Oil & Gas 1.5%
Tom Brown, Inc.*	137,300	3,144,170
Financials 10.0%
Banks 3.1%
American Financial Holdings, Inc.	55,700	1,693,837
Astoria Financial Corp.	23,250	567,300
Hibernia Corp. "A"	205,700	4,111,943
		6,373,080
Diversified Financials 3.9%
Affiliated Managers Group, Inc.*	84,900	3,787,389
AmeriCredit Corp.*	158,100	1,275,867
Labranche & Co., Inc.*	145,000	2,936,250
		7,999,506
Real Estate 3.0%
LNR Property Corp.	183,900	6,133,065
Health Care 13.4%
Biotechnology 1.5%
Cell Genesys, Inc.*	260,500	3,139,025
Health Care Equipment & Supplies 2.5%
Edwards Lifesciences Corp.*	200,200	5,123,118
Health Care Providers & Services 6.3%
Accredo Health, Inc.*	131,500	6,269,920
Province Healthcare Co.*	277,600	4,760,840
United Surgical Partners International, Inc.*	77,700	1,711,731
		12,742,491
Pharmaceuticals 3.1%
InterMune, Inc.*	136,500	4,479,930
Pharmaceutical Resources, Inc.*	64,800	1,813,104
		6,293,034
Industrials 21.3%
Airlines 2.7%
JetBlue Airways Corp.*	56,400	2,274,612
SkyWest, Inc.	239,300	3,134,830
		5,409,442
Commercial Services & Supplies 4.5%
ABM Industries, Inc.	424,900	5,991,088
Hewitt Associates, Inc. "A"*	31,700	936,418
Intercept, Inc.*	138,000	1,364,820
Tetra Tech, Inc.*	111,700	892,483
		9,184,809
Construction & Engineering 2.0%
Insituform Technologies, Inc.*	286,500	4,110,989
Electrical Equipment 1.0%
Belden, Inc.	157,200	2,109,624
Machinery 4.6%
Flowserve Corp.*	195,700	1,957,000
Joy Global, Inc.*	262,900	2,182,070
Oshkosh Truck Corp.	82,100	4,630,440
SureBeam Corp. "A"*	257,713	463,883
Valmont Industries	5,800	135,430
		9,368,823
Road & Rail 6.5%
Heartland Express, Inc.	212,121	3,975,148
Swift Transportation Co., Inc.*	296,700	4,628,520
USFreightways Corp.	163,000	4,674,840
		13,278,508
Information Technology 14.3%
Computers & Peripherals 0.8%
Applied Films Corp.*	138,700	1,517,378
Internet Software & Services 0.1%
WebMethods, Inc.*	37,600	181,608
IT Consulting & Services 2.5%
CACI International, Inc. "A"*	36,000	1,276,200
Titan Corp.*	408,500	3,921,600
		5,197,800
Semiconductor Equipment & Products 3.6%
DSP Group, Inc.*	310,600	4,987,925
Zoran Corp.*	208,350	2,291,850
		7,279,775
Software 7.3%
Activision, Inc.*	165,350	3,956,826
Borland Software Corp.*	498,000	3,879,420
Documentum, Inc.*	374,100	4,320,855
Fair, Isaac & Co., Inc.	86,569	2,830,813
		14,987,914
Materials 10.0%
Containers & Packaging 2.6%
Packaging Corp. of America*	298,200	5,221,482
Metals & Mining 4.7%
Allegheny Technologies, Inc.	321,900	2,227,548
Peabody Energy Corp.	202,600	5,166,300
Steel Dynamics, Inc.*	170,200	2,227,918
		9,621,766
Paper & Forest Products 2.7%
Bowater, Inc.	65,800	2,322,740
Rayonier, Inc.	78,200	3,277,362
		5,600,102
Utilities 2.9%
Water Utilities
Philadelphia Suburban Corp.	295,975	6,008,293
Total Common Stocks (Cost $236,464,254)		201,246,435

Cash Equivalents 4.7%
Deutsche Cash Management Fund Institutional, 1.67% (a) (Cost $9,650,606)	9,650,606	9,650,606

	% of Net Assets	Value ($)

Total Portfolio (Cost $246,114,860) (b)	103.2	210,897,041
Other Assets and Liabilities, Net	(3.2)	(6,443,928)
Net Assets	100.0	204,453,113

* Non-income producing security.
(a) Deutsche Cash Management Fund Institutional, an affiliate, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(b) The cost for federal income tax purposes was $246,773,573. At September 30, 2002, net unrealized depreciation for all securities based on tax cost was $35,876,532. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,864,389 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $53,740,921.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Scudder Small Cap Fund

Statements of Assets and Liabilities as of September 30, 2002
Assets
Investments in securities at value* (cost $246,114,860)	$ 210,897,041
Receivable for investments sold	72,748
Dividends receivable	41,447
Interest receivable	17,051
Receivable for Fund shares sold	54,489
Total assets	211,082,776
Liabilities
Payable for investments purchased	6,361,852
Payable for Fund shares redeemed	43,956
Accrued management fee	98,141
Other accrued expenses and payables	125,714
Total liabilities	6,629,663
Net assets, at value	$ 204,453,113
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	(35,217,819)
Accumulated net realized gain (loss)	(14,262,944)
Paid-in capital	253,933,876
Net assets, at value	$ 204,453,113

* Includes investment in affiliated Investment Company of $9,650,606.

The accompanying notes are an integral part of the financial statements.

Scudder Small Cap Fund

Statements of Assets and Liabilities as of September 30, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($583,258 / 35,185 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 16.58
Maximum offering price per share (100 / 94.25 of $16.58)	$ 17.59
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($270,729 / 16,361 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 16.55
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($65,767 / 3,974 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 16.55
Investment Class Net Asset Value, offering and redemption price per share ($203,533,359 / 12,282,258 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 16.57

The accompanying notes are an integral part of the financial statements.

Scudder Small Cap Fund

Statement of Operations for the year ended September 30, 2002(a)
Investment Income
Net investment income allocated from the Portfolio: Dividends	$ 623,120
Dividends in affiliated investment company	179,977
Income from loaned securities, net	30,003
Expenses(b)	(833,029)
Dividends	713,477
Dividends in affiliated investment company	81,344
Total Income	794,892
Expenses: Management fee	815,300
Administrator service fee	1,724,259
Distribution and shareholder servicing fees	355
Auditing	25,210
Legal	17,027
Reports to shareholders	26,846
Trustees' fees and expenses	10,543
Registration fees	36,879
Other	5,062
Total expenses, before expense reductions	2,661,481
Expense reductions	(172,518)
Total expenses, after expense reductions	2,488,963
Net investment income (loss)	(1,694,071)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(10,281,057)
Net unrealized appreciation (depreciation) during the period on investments	(29,062,702)
Net gain (loss) on investment transactions	(39,343,759)
Net increase (decrease) in net assets resulting from operations	$ (41,037,830)

a On March 28, 2002 the Small Cap Portfolio closed. The Statement of Operations includes the Small Cap Fund's information as a stand-alone and feeder fund for the respective period (see Note A in the Notes to Financial Statements).
b For the period from October 1, 2001 to March 28, 2002, the Small Cap Portfolio waived fees in the amount of $215,571 all of which was allocated to the Fund.

The accompanying notes are an integral part of the financial statements.

Scudder Small Cap Fund

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2002(a)	2001
Operations: Net investment income (loss)	(1,694,071)	$ (1,487,486)
Net realized gain (loss) on investment transactions	(10,281,057)	(3,481,939)
Net unrealized appreciation (depreciation) on investment transactions during the period	(29,062,702)	(64,364,850)
Net increase (decrease) in net assets resulting from operations	(41,037,830)	(69,334,275)
Distributions to shareholders from: Net investment income:
Investment Class	-	(17,048,548)
Fund share transactions: Proceeds from shares sold	127,606,069	449,432,895
Value of shares issued in connection with mergers(b)	-	9,320,801
Reinvestment of distributions	-	12,124,371
Cost of shares redeemed	(123,423,158)	(435,656,947)
Net increase (decrease) in net assets from Fund share transactions	4,182,911	35,221,120
Increase (decrease) in net assets	(36,854,919)	(51,161,703)
Net assets at beginning of period	241,308,032	292,469,735
Net assets at end of period	204,453,113	$ 241,308,032

a On March 28, 2002, the Small Cap Portfolio closed. The Statement of Changes in Net Assets includes the Fund's information as a stand-alone and feeder fund for the respective period (see Note A in Notes to Financial Statements).
b See Note E in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Small Cap Fund

Class A
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.69
Income (loss) from investment operations: Net investment income (loss)	(.03)[b]
Net realized and unrealized gain (loss) on investment transactions	(4.08)
Total from investment operations	(4.11)
Net asset value, end of period	$ 16.58
Total Return (%)[c]	(19.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.6
Ratio of expenses before expense reductions (%)	1.37*
Ratio of expenses after expense reductions (%)	1.25*
Ratio of net investment income (loss) (%)	(.75)*
Portfolio turnover rate (%)	87[d]
[a] For the period June 28, 2002 (commencement of sales of Class A shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Small Cap Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.
* Annualized
** Not annualized

Scudder Small Cap Fund

Class B
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.69
Income (loss) from investment operations: Net investment income (loss)	(.06)[b]
Net realized and unrealized gain (loss) on investment transactions	(4.08)
Total from investment operations	(4.14)
Net asset value, end of period	$ 16.55
Total Return (%)[c]	(20.01)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3
Ratio of expenses before expense reductions (%)	2.12*
Ratio of expenses after expense reductions (%)	2.00*
Ratio of net investment income (loss) (%)	(1.50)*
Portfolio turnover rate (%)	87[d]
[a] For the period June 28, 2002 (commencement of sales of Class B shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Small Cap Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.
* Annualized
** Not annualized

Scudder Small Cap Fund

Class C
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.69
Income (loss) from investment operations: Net investment income (loss)	(.06)[b]
Net realized and unrealized gain (loss) on investment transactions	(4.08)
Total from investment operations	(4.14)
Net asset value, end of period	$ 16.55
Total Return (%)[c]	(20.01)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1
Ratio of expenses before expense reductions (%)	2.12*
Ratio of expenses after expense reductions (%)	2.00*
Ratio of net investment income (loss) (%)	(1.50)*
Portfolio turnover rate (%)	87[d]
[a] For the period June 28, 2002 (commencement of sales of Class C shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Small Cap Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.
* Annualized
** Not annualized

Scudder Small Cap Fund

Investment Class
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 19.73	$ 26.95	$ 21.89	$ 14.96	$ 23.68
Income (loss) from investment operations:
Net investment income (loss)	(.13)	(.12)	(.15)	(.15)	(.18)
Net realized and unrealized gain (loss) on investment transactions	(3.03)	(5.53)	8.53	7.13	(6.24)
Total from investment operations	(3.16)	(5.65)	8.38	6.98	(6.42)
Less distributions from: Net realized gains on investment transactions	-	(1.57)	(3.32)	(.05)	(1.04)
In excess of net realized gains	-	-	-	-	(1.26)
Total Distributions	-	(1.57)	(3.32)	(.05)	(2.30)
Net asset value, end of period	$ 16.57	$ 19.73	$ 26.95	$ 21.89	$ 14.96
Total Return (%)	(16.02)	(21.77)	41.59	46.52	(28.38)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	204	241	292	216	172
Ratio of expenses before expense reductions (%)[a]	1.40	1.46	1.44	1.46	1.44
Ratio of expenses after expense reductions (%)[a]	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income (loss) (%)	(.63)	(.53)	(.60)	(.74)	(.87)
Portfolio turnover rate (%)	87[b]	109	136	159	182
[a] The expense ratio of the Small Cap Portfolio is included in this ratio.
[b] On March 28, 2002, the Small Cap Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

Notes to Financial Statements

Scudder Small Cap Fund

A. Significant Accounting Policies

Small Cap Fund ("Scudder Small Cap Fund" or the "Fund"), a diversified series of BT Investment Funds, is registered under the 1940 Act as an open-end management investment company organized as Massachusetts business trust.

On March 8, 2001, the Board of Trustees approved dissolving the Small Cap master-feeder structure, and converting Small Cap to a stand-alone fund. On March 28, 2002, the Small Cap Fund received assets with a value of $288,943,058 which included unrealized appreciation of $33,181,553 from the Small Cap Portfolio of the BT Investment Portfolios in a tax free exchange for its beneficial ownership in the Portfolio. Activity prior to this conversion is included in the statement of operations.

The Fund offers multiple classes of shares which provide investors with different purchase options. On June 28, 2002, the Fund commenced offering Class A, B and C shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002 the Fund had a net tax basis capital loss carryforward of approximately $4,816,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($232,000)*, September 30, 2009 ($66,000) and September 30, 2010 ($4,518,000), the respective expiration dates, whichever occurs first.

* Possibly subject to certain limitations.

In addition, from November 1, 2001 through September 30, 2002, the Fund incurred approximately $8,788,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (4,816,000)
Unrealized appreciation (depreciation) on investments	$ (35,876,532)

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102% of the value of domestic securities and 105% of the value of international securities. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. The fees earned for lending securities may be shared with an affiliate regardless of whether or not the cash collateral is invested in an affiliated money market fund. Either the Fund or the borrower may terminate the loan.

B. Purchases and Sales of Securities

During the year ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $227,663,949 and $218,374,121, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. Investment Company Capital Corp. ("ICCC" or the "Administrator"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The fee payable under the Investment Advisory Agreement (the "management fee") is equal to an annual rate of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Fund waives a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Deutsche Cash Management Fund Institutional.

For the year ended September 30, 2002, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%

For the period October 1, 2001 through March 31, 2002, the management fee was as follows:

	Total Aggregated	Amount Waived by DeAM, Inc.	Effective Rate
Small Cap Fund	$ 890,114	$ 215,571	0.48%

For the period April 1, 2002 through September 30, 2002, the management fee was as follows:

	Total Aggregated	Amount Waived by DeAM, Inc.	Effective Rate
Small Cap Fund	$ 815,300	$ 172,518	0.51%

Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.65% of the average daily net assets for the Investment Class and 0.40% of average daily net assets for Class A, B and C shares for the Fund, computed and accrued daily and payable monthly.

For the period October 1, 2001 through March 31, 2002, the Administrator Service Fee allocated to the Fund from the Portfolio was as follows:

Administrator Service Fee	Total Aggregated	Effective Rate
Investment Class	$ 138,838	0.10%

In addition, for the period April 1, 2002 through September 30, 2002, the Administrator Service Fee for the Fund was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at September 30, 2002	Effective Rate
Class A	$ 109	$ 96	0.40%
Class B	94	73	0.40%
Class C	21	14	0.40%
Investment Class	1,724,035	114,425	0.65%
	$ 1,724,259	$ 114,608

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Prior to August 19, 2002, ICC Distributors, Inc. ("ICCD") was the distributor for the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period year ended September 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2002
Class A	$ 68	$ 68
Class B	176	176
Class C	39	39
	$ 283	$ 283

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2002, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2002	Effective Rate
Class B	$ 59	$ 59	0.25%
Class C	13	13	0.25%
	$ 72	$ 72

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. The Fund paid no underwriting commissions in connection with the distribution of Class A shares for the year ended September 30, 2002.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2002, there was no CDSC.

Other. The Fund may invest in Deutsche Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc. Distributions from Deutsche Cash Management Fund Institutional to the Fund for the year ended September 30, 2002, totaled $261,321.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2002*		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	38,793	$ 678,078	-	$ -
Class B	26,331	472,503	-	-
Class C	3,974	71,873	-	-
Investment Class	6,018,756	126,383,615	18,336,123	449,432,895
		$ 127,606,069		$ 449,432,895
Shares issued in merger
Investment Class	-	$ -	381,032	$ 9,320,801
		$ -		$ 9,320,801
Shares issued to shareholders in reinvestment of distributions
Investment Class	-	$ -	521,030	$ 12,124,371
		$ -		$ 12,124,371
Shares redeemed
Class A	(3,608)	$ (61,727)	-	$ -
Class B	(9,970)	(169,972)	-	-
Investment Class	(5,964,113)	(123,191,459)	(17,863,039)	(435,656,947)
		$ (123,423,158)		$ (435,656,947)
Net increase (decrease)
Class A	35,185	$ 616,351	-	$ -
Class B	16,361	302,531	-	-
Class C	3,974	71,873	-	-
Investment Class	54,643	3,192,156	1,375,146	35,221,120
		$ 4,182,911		$ 35,221,120

* For Class A, B and C shares for the period June 28, 2002 (commencement of sales) to September 30, 2002.

E. Fund Merger

On May 31, 2001 the net assets of the Smaller Companies Fund, one of the Funds comprising the Morgan Grenfell Investment Trust, were merged into Small Cap Fund, one of the Funds comprising the BT Investment Funds, pursuant to an agreement and plan of reorganization dated May 31, 2001. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code. Prior to reorganization, the Smaller Companies Fund-Institutional Class and Investment Class had net assets of $8,856,915 and $463,886 shares outstanding of 596,627 and 31,636, and a net asset value of $14.84 and $14.66, respectively. Small Cap Fund shares were issued at a conversion factor of 0.60686 and 0.59942 for each Smaller Companies Fund Institutional Class share and Investment Class share, respectively. Small Cap Fund was deemed to be the accounting survivor.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent. During the period the Fund had no borrowings on the line of credit.

Report of Independent Accountants

To the Trustees of BT Investment Funds and Shareholders of Small Cap Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Fund (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 15, 2002	PricewaterhouseCoopers LLP

Performance Summary September 30, 2002

Scudder Micro Cap Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)

Scudder Micro Cap Fund	1-Year	3-Year	5-Year	Life of Fund**
Class A(a)	-17.56%	1.48%	5.24%	9.86%
Class B(a)	-18.14%	.74%	4.46%	9.05%
Class C(a)	-18.20%	.71%	4.45%	9.03%
Institutional Class+	-17.37%	1.70%	5.48%	10.41%
Russell 2000 Index++	-9.30%	-4.11%	-3.19%	-1.29%

Scudder Micro Cap Fund	1-Year	3-Year	5-Year	Life of Class***
Investment Class+	-17.54%	1.44%	5.26%	7.46%
Russell 2000 Index++	-9.30%	-4.11%	-3.19%	-1.78%

Sources: Lipper, Inc. and Deutsche Asset Management

+ Institutional Class and Investment Class shares are not subject to sales changes.
Net Asset Value Information
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 9/30/02	$ 14.07	$ 14.04	$ 14.04	$ 14.06	$ 14.22
6/28/02 (Inception date for Class A, B and C)	$ 18.24	$ 18.24	$ 18.24	$ -	$ -
9/30/01 (Investment Class and Institutional Class)	$ -	$ -	$ -	$ 17.05	$ 17.21

Institutional Class Lipper Rankings* - Small-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	359	of	387	93
3-Year	154	of	282	55
5-Year	16	of	182	9

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Scudder Micro Cap Fund

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder Micro Cap Fund - Class A [] Russell 2000 Index++

Yearly periods ended September 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Micro Cap Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$7,770	$9,849	$12,166	$16,231
	Average annual total return	-22.30%	-.50%	4.00%	8.74%
Class B(c)	Growth of $10,000	$7,940	$10,051	$12,339	$16,401
	Average annual total return	-20.60%	.17%	4.29%	8.93%
Class C(a)	Growth of $10,000	$8,100	$10,215	$12,430	$16,490
	Average annual total return	-18.20%	.71%	4.45%	9.03%
Russell 2000 Index++	Growth of $10,000	$9,070	$8,818	$8,503	$10,765
	Average annual total return	-9.30%	-4.11%	-3.19%	1.29%

The growth of $10,000 is cumulative.

Scudder Micro Cap Fund

Growth of an Assumed $250,000 Investment
[] Scudder Micro Cap Fund - Institutional Class [] Russell 2000 Index++

Yearly periods ended September 30

Comparative Results*
Scudder Micro Cap Fund		1-Year	3-Year	5-Year	Life of Class**	Life of Class***
Investment Class	Growth of $10,000	$8,246	$10,437	$12,924	-	$14,445
	Average annual total return	-17.54%	1.44%	5.26%	-	7.46%
Institutional Class	Growth of $250,000	$206,575	$262,975	$326,475	$443,350	-
	Average annual total return	-17.37%	1.70%	5.48%	10.41%	-
Russell 2000 Index++	Growth of $250,000	$226,750	$220,450	$212,575	$269,125	$228,125
	Average annual total return	-9.30%	-4.11%	-3.19%	1.29%	-1.78%

The growth of $10,000/$250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* Returns and rankings during all periods shown reflect a contractual fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Institutional Class, rankings for share classes may vary.
** The Fund commenced operations on December 18, 1996. Index returns begins December 31, 1996.
*** Investment Class commenced operations on August 21, 1997. Index returns begins August 31, 1997.
a On June 28, 2002, the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of the Scudder Micro Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%.
c On June 28, 2002, the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of the Scudder Micro Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance. Prior to August 19, 2002, the maximum initial sales charge for Class A shares was 5.50% and the maximum contingent deferred sales charge for Class B was 5.00%.
++ Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Summary September 30, 2002

Scudder Micro Cap Fund

Asset Allocation	9/30/02	9/30/01

Common Stocks	88%	93%
Cash Equivalents, net	12%	7%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/02	9/30/01

Consumer Discretionary	23%	21%
Information Technology	20%	17%
Health Care	17%	23%
Financials	17%	19%
Energy	11%	6%
Industrials	8%	8%
Utilities	3%	-
Consumer Staples	1%	5%
Materials	-	1%
	100%	100%

Ten Largest Equity Holdings at September 30, 2002 (36.0% of Portfolio)
1. Hancock Fabrics, Inc. Retailer of fabrics and related items to home sewing market	5.3%
2. Itron, Inc. Manufacturer of meter reading instruments for utilities	4.3%
3. ANSYS, Inc. Developer of software solutions for design analysis	3.8%
4. Fidelity Bancshares, Inc. Florida bank holding company	3.7%
5. BankUnited Financial Corp. Operator of savings institutions	3.5%
6. Modtech Holdings, Inc. Manufacturer and installer of modular relocatable classrooms	3.4%
7. Craftmade International, Inc. Designer and distributor of ceiling fans	3.1%
8. Empire District Electric Co. Provider of electric utility services	3.0%
9. Atrix Laboratories, Inc. Developer of diverse pharmaceutical products	3.0%
10. Willbros Group, Inc. Provider of construction and specialty services to the oil and gas industry	2.9%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 71. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2002

Scudder Micro Cap Fund

	Shares	Value ($)

Common Stocks 88.5%
Consumer Discretionary 20.1%
Hotel Restaurants & Leisure 0.6%
Bally Total Fitness Holding Corp.*	38,100	377,571
Household Durables 5.1%
A.T. Cross Co. "A"*	223,400	1,373,910
Modtech Holdings, Inc.*	200,100	2,001,000
		3,374,910
Specialty Retail 8.9%
Cato Corp. "A"	87,600	1,662,648
Genesco, Inc.*	84,400	1,164,720
Hancock Fabrics, Inc.	189,800	3,065,270
		5,892,638
Textiles, Apparel & Luxury Goods 5.5%
DHB Industries, Inc.*	352,400	747,088
Quaker Fabric Corp.*	224,800	1,413,992
Tropical Sportswear International Corp.*	110,700	1,436,886
		3,597,966
Consumer Staples 0.7%
Beverages
Coca-Cola Bottling Co.	10,300	483,070
Energy 9.7%
Energy Equipment & Services 6.7%
Dril-Quip, Inc.*	31,100	524,035
Horizon Offshore, Inc.*	189,500	797,984
Unit Corp.*	48,400	926,860
Universal Compression Holdings, Inc.*	32,200	521,640
Willbros Group, Inc.*	162,100	1,682,598
		4,453,117
Oil & Gas 3.0%
Evergreen Resources, Inc.*	14,800	606,504
Ultra Petroleum Corp.*	160,300	1,338,505
		1,945,009
Financials 15.0%
Banks 10.9%
BankUnited Financial Corp. "A"*	127,700	2,036,815
Citizens First Bancorp, Inc.	15,100	271,347
Dime Community Bancshares	35,100	751,842
Fidelity Bancshares, Inc.	119,000	2,130,100
Sterling Bankshares, Inc.	93,400	1,220,738
Wintrust Financial Corp.	26,800	767,820
		7,178,662
Insurance 1.1%
FPIC Insurance Group, Inc.*	82,800	728,640
Real Estate 3.0%
Anworth Mortgage Asset Corp.	71,000	865,490
Urstadt Biddle Properties (REIT)	98,100	1,123,245
		1,988,735
Health Care 15.2%
Biotechnology 6.3%
Cell Genesys, Inc.*	105,800	1,274,890
Connetics Corp.*	175,500	1,623,375
Isis Pharmaceuticals, Inc.*	125,100	1,233,486
		4,131,751
Health Care Equipment & Supplies 2.5%
Mine Safety Appliances Co.	41,500	1,626,385
Health Care Providers & Services 2.0%
Medical Staffing Network Holdings, Inc.*	86,500	1,312,205
Pharmaceuticals 4.4%
Adolor Corp.*	31,300	438,826
Atrix Laboratories, Inc.*	118,400	1,752,320
Salix Pharmaceuticals Ltd.*	85,100	718,244
		2,909,390
Industrials 6.9%
Commercial Services & Supplies 3.3%
CoStar Group, Inc.*	85,700	1,542,600
Intercept, Inc.*	31,500	311,535
MCSi, Inc.*	64,300	318,285
		2,172,420
Machinery 2.1%
CIRCOR International, Inc.	78,400	1,050,560
Lindsay Manufacturing Co.	14,100	341,643
		1,392,203
Road & Rail 1.5%
Knight Transportation, Inc.*	61,200	948,600
Information Technology 18.2%
Communications Equipment 0.5%
Globecomm Systems, Inc.*	116,100	335,529
Computers & Peripherals 1.6%
Applied Films Corp.*	96,000	1,050,240
Electronic Equipment & Instruments 8.5%
Craftmade International, Inc.	136,300	1,805,975
Identix, Inc.*	71,345	424,504
Itron, Inc.*	136,200	2,504,718
Measurement Specialties, Inc.*	64,700	87,345
OSI Systems, Inc.*	44,400	768,342
		5,590,884
Internet Software & Services 0.4%
WebMethods, Inc. *	49,600	239,568
Software 7.2%
ANSYS, Inc.*	128,100	2,207,163
Claruas Corp.*	257,400	1,312,740
Informatica Corp.*	406,900	1,261,390
		4,781,293
Utilities 2.7%
Electric Utilities
Empire District Electric Co.	104,000	1,757,600
Total Common Stocks (Cost $72,088,095)		58,268,386

	% of Net Assets	Value ($)

Total Portfolio (Cost $72,088,095) (a)	88.5	58,268,386
Other Assets and Liabilities, Net	11.5	7,581,022
Net Assets	100.0	65,849,408

* Non-income producing security.
(a) The cost for federal income tax purposes was $72,257,034. At September 30, 2002, net unrealized depreciation for all securities based on tax cost was $13,988,648. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,077,849 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,066,497.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Scudder Micro Cap Fund

Statements of Assets and Liabilities as of September 30, 2002
Assets
Investments in securities at value (cost $72,088,095)	$ 58,268,386
Cash	10,367,784
Dividends receivable	90,273
Receivable for Fund shares sold	141,546
Total assets	68,867,989
Liabilities
Payable for investments purchased	2,957,796
Payable for Fund shares redeemed	958
Accrued management fee	37,530
Other accrued expenses and payables	22,297
Total liabilities	3,018,581
Net assets, at value	$ 65,849,408
Net Assets
Net assets consist of: Accumulated net investment loss	(547)
Net unrealized appreciation (depreciation) on investments	(13,819,709)
Accumulated net realized gain (loss)	(4,405,771)
Paid-in capital	84,075,435
Net assets, at value	$ 65,849,408

The accompanying notes are an integral part of the financial statements.

Scudder Micro Cap Fund

Statements of Assets and Liabilities as of September 30, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,090,694 / 77,528 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 14.07
Maximum offering price per share (100 / 94.25 of $14.07)	$ 14.93
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($261,035 / 18,588 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 14.04
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($251,154 / 17,886 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 14.04
Investment Class Net Asset Value, offering and redemption price per share ($11,821,115 / 840,844 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 14.06
Institutional Class Net Asset Value, offering and redemption price per share ($52,425,410 / 3,686,921 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 14.22

The accompanying notes are an integral part of the financial statements.

Scudder Micro Cap Fund

Statement of Operations for the year ended September 30, 2002
Investment Income
Dividends	$ 359,094
Interest	114,242
Total Income	473,336
Expenses: Management fee	974,537
Administrator service fee	142,932
Distribution and shareholder servicing fees	32,182
Custodian	28,317
Auditing	22,064
Legal	14,391
Reports to shareholders	51,545
Trustees' fees and expenses	16,553
Registration fees	27,105
Other	2,792
Total expenses, before expense reductions	1,312,418
Expense reductions	(307,353)
Total expenses, after expense reductions	1,005,065
Net investment income (loss)	(531,729)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(3,304,242)
Net unrealized appreciation (depreciation) during the period on investments	(14,343,769)
Net gain (loss) on investment transactions	(17,648,011)
Net increase (decrease) in net assets resulting from operations	$ (18,179,740)

The accompanying notes are an integral part of the financial statements.

Scudder Micro Cap Fund

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2002	2001
Operations: Net investment income (loss)	(531,729)	$ (315,978)
Net realized gain (loss) on investment transactions	(3,304,242)	(795,118)
Net unrealized appreciation (depreciation) on investment transactions during the period	(14,343,769)	(9,781,784)
Net increase (decrease) in net assets resulting from operations	(18,179,740)	(10,892,880)
Distributions to shareholders from: Net realized gains:
Investment Class	-	(359,893)
Institutional Class	-	(2,751,671)
Fund share transactions: Proceeds from shares sold	68,206,169	39,574,148
Reinvestment of distributions	-	2,965,747
Cost of shares redeemed	(24,000,880)	(30,008,847)
Net increase (decrease) in net assets from Fund share transactions	44,205,289	12,531,048
Increase (decrease) in net assets	26,025,549	(1,473,396)
Net assets at beginning of period	39,823,859	41,297,255
Net assets at end of period (including accumulated net investment loss of $547 and $547, respectively)	65,849,408	$ 39,823,859

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Micro Cap Fund

Class A
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.24
Income (loss) from investment operations: Net investment income (loss)[b]	.03
Net realized and unrealized gain (loss) on investment transactions	(4.20)
Total from investment operations	(4.17)
Net asset value, end of period	$ 14.07
Total Return (%)[c]	(22.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.6
Ratio of expenses before expense reductions (%)	2.22*
Ratio of expenses after expense reductions (%)	1.74*
Ratio of net investment income (loss) (%)	.70*
Portfolio turnover rate (%)	66
[a] For the period June 28, 2002 (commencement of sales of Class A shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Micro Cap Fund

Class B
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.24
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	(4.20)
Total from investment operations	(4.20)
Net asset value, end of period	$ 14.04
Total Return (%)[d]	(23.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3
Ratio of expenses before expense reductions (%)	2.97*
Ratio of expenses after expense reductions (%)	2.49*
Ratio of net investment income (loss) (%)	(.05)*
Portfolio turnover rate (%)	66
[a] For the period June 28, 2002 (commencement of sales of Class B shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $0.005.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Micro Cap Fund

Class C
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.24
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	(4.20)
Total from investment operations	(4.20)
Net asset value, end of period	$ 14.04
Total Return (%)[d]	(23.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3
Ratio of expenses before expense reductions (%)	2.97*
Ratio of expenses after expense reductions (%)	2.49*
Ratio of net investment income (loss) (%)	(.05)*
Portfolio turnover rate (%)	66
[a] For the period June 28, 2002 (commencement of sales of Class C shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $0.005.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Micro Cap Fund

Investment Class
Years Ended September 30,	2002	2001	2000	1999[a]	1998[b]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 17.05	$ 24.36	$ 16.12	$ 9.88	$ 12.62	$ 12.12
Income (loss) from investment operations: Net investment income (loss)	(.18)[d]	(.15)	(.14)	(.14)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(2.81)	(5.33)	9.79	6.38	(2.19)	.52
Total from investment operations	(2.99)	(5.48)	9.65	6.24	(2.25)	.50
Less distributions from: Net realized gains on investment transactions	-	(1.83)	(1.41)	-	(.49)	-
Net asset value, end of period	$ 14.06	$ 17.05	$ 24.36	$ 16.12	$ 9.88	$ 12.62
Total Return (%)[e]	(17.54)	(22.71)	63.87	63.16**	(18.33)	3.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	7	5	1	1.001
Ratio of expenses before expense reductions (%)	2.21	2.23	2.55	3.25*	2.68	3.52*
Ratio of expenses after expense reductions (%)	1.74	1.74	1.74	1.74*	1.74	1.74*
Ratio of net investment income (loss) (%)	(1.02)	(1.03)	(1.05)	(1.29)*	(.98)	(1.15)*
Portfolio turnover rate (%)	66	79	137	115	85	272
[a] For the eleven months ended September 30, 1999.
[b] For the year ended October 31, 1998.
[c] For the period August 21, 1997 (commencement of sales) to October 31, 1997.
[d] Based on average shares outstanding during the period.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder Micro Cap Fund

Institutional Class
Years Ended September 30,	2002	2001	2000	1999[a]	1998[b]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 17.21	$ 24.52	$ 16.16	$ 9.90	$ 12.62	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.14)[d]	(.13)	(.14)	(.14)	(.05)	(.04)
Net realized and unrealized gain (loss) on investment transactions	(2.85)	(5.35)	9.91	6.40	(2.18)	2.66
Total from investment operations	(2.99)	(5.48)	9.77	6.26	(2.23)	2.62
Less distributions from: Net realized gains on investment transactions	-	(1.83)	(1.41)	-	(.49)	-
Net asset value, end of period	$ 14.22	$ 17.21	$ 24.52	$ 16.16	$ 9.90	$ 12.62
Total Return (%)[e]	(17.37)	(22.55)	64.49	63.23**	(18.16)	26.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	33	37	17	14	3
Ratio of expenses before expense reductions (%)	1.96	1.98	2.30	3.00*	2.59	3.39*
Ratio of expenses after expense reductions (%)	1.49	1.49	1.49	1.49*	1.49	1.63*
Ratio of net investment income (loss) (%)	(.77)	(.78)	(.78)	(1.07)*	(.75)	(.49)*
Portfolio turnover rate (%)	66	79	137	115	85	272
[a] For the eleven months ended September 30, 1999.
[b] For the year ended October 31, 1998.
[c] For the period December 18, 1996 (commencement of sales) to October 31, 1997.
[d] Based on average shares outstanding during the period.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

Scudder Micro Cap Fund

A. Significant Accounting Policies

Micro Cap Fund ("Scudder Micro Cap Fund" or the "Fund"), a diversified series of Morgan Grenfell Investment Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. On June 28, 2002, the Fund commenced offering Class A, B and C shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002 the Fund had a net tax basis capital loss carryforward of approximately $1,687,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010, the expiration date, whichever occurs first.

In addition, from November 1, 2001 through September 30, 2002, the Fund incurred approximately $2,550,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,687,000)
Unrealized appreciation (depreciation) on investments	$ (13,988,648)

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Cash. Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $75,800,236 and $36,831,096, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor and is also the Fund's Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The fee payable under the Investment Advisory Agreement (the "management fee") is equal to an annual rate of 1.50% for the Fund, computed and accrued daily and payable monthly.

For the year ended September 30, 2002, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.74%
Class B	2.49%
Class C	2.49%
Investment Class	1.74%
Institutional Class	1.49%

For the year ended September 30, 2002, the management fee was as follows:

	Total Aggregated	Amount Waived by DeAM, Inc.	Effective Rate
Micro Cap Fund	$ 974,537	$ 307,353	1.02%

Administrator. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.22% of the average daily net assets of the Micro Cap Fund, computed and accrued daily and payable monthly. For the year ended September 30, 2002, the Administrator Service Fee for the Micro Cap Fund was $142,932 of which $12,110 was unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Prior to August 19, 2002, ICC Distributors, Inc. ("ICCD") was the distributor for the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period year ended September 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2002
Class A	$ 167	$ 145
Class B	127	108
Class C	146	128
	$ 440	$ 381

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and Investment Class shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2002, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2002	Effective Rate
Class B	$ 42	$ 36	0.25%
Class C	49	42	0.25%
Investment Class	30,235	10,624	0.25%
	$ 30,326	$ 10,702

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2002 aggregated $275.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2002, there was no CDSC.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2002*		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	81,108	$ 1,208,109	-	$ -
Class B	18,588	278,040	-	-
Class C	17,886	270,877	-	-
Investment Class	977,800	18,792,257	709,471	13,384,322
Institutional Class	2,558,588	47,656,886	1,369,142	26,189,826
		$ 68,206,169		$ 39,574,148
Shares issued to shareholders in reinvestment of distributions
Investment Class	-	$ -	20,285	$ 356,004
Institutional Class	-	-	147,610	2,609,743
		$ -		$ 2,965,747
Shares redeemed
Class A	(3,580)	$ (51,589)	-	$ -
Investment Class	(524,990)	(9,299,332)	(528,588)	(9,588,067)
Institutional Class	(801,665)	(14,649,959)	(1,085,498)	(20,420,780)
		$ (24,000,880)		$ (30,008,847)
Net increase (decrease)
Class A	77,528	$ 1,156,520	-	$ -
Class B	18,588	278,040	-	-
Class C	17,886	270,877	-	-
Investment Class	452,810	9,492,925	201,168	4,152,259
Institutional Class	1,756,923	33,006,927	431,254	8,378,789
		$ 44,205,289		$ 12,531,048

* For Class A, B and C shares for the period June 28, 2002 (commencement of sales ) to September 30, 2002.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $50 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 1.0 percent. During the period the Fund had no borrowings on the line of credit.

Report of Independent Accountants

To the Trustees of Morgan Grenfell Investment Trust and Shareholders of Micro Cap Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Micro Cap Fund (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston Massachusetts November 15, 2002	PricewaterhouseCoopers LLP

Shareholder Meeting Results

Scudder Mid Cap and Small Cap Funds

A Special Meeting of Shareholders of Scudder Mid and Small Cap Funds, each a series of BT Investment Funds (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
	For	Withheld
Richard R. Burt	466,155,724	1,083,533
S. Leland Dill	466,147,073	1,092,184
Martin J. Gruber	466,192,126	1,047,132
Richard T. Hale	466,183,160	1,056,098
Joseph R. Hardiman	466,195,322	1,043,935
Richard J. Herring	466,192,962	1,046,295
Graham E. Jones	466,128,431	1,110,827
Rebecca W. Rimel	466,191,436	1,047,822
Philip Saunders, Jr.	466,148,222	1,091,036
William N. Searcy	466,148,226	1,091,032
Robert H. Wadsworth	466,193,005	1,046,252

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between Mid Cap Fund and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
20,581,052	43,109	5,752

3. To approve a new investment advisory agreement (a "New Advisory Agreement") between Small Cap Fund and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
10,100,470	29,382	20,984

Scudder Micro Cap Fund

A Special Meeting of Shareholders of Scudder Micro Cap Fund, a series of Morgan Grenfell Investment Trust (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
	For	Withheld
Richard R. Burt	185,348,354	671,426
S. Leland Dill	185,348,354	671,426
Martin J. Gruber	185,350,142	669,638
Richard T. Hale	185,328,936	690,844
Joseph R. Hardiman	185,348,354	671,426
Richard J. Herring	185,350,142	669,638
Graham E. Jones	185,350,142	669,638
Rebecca W. Rimel	185,350,142	669,638
Philip Saunders, Jr.	185,350,040	669,740
William N. Searcy	185,328,834	690,946
Robert H. Wadsworth	185,350,040	669,740

2. To approve a new investment advisory agreement (a "New DeAM Advisory Agreement") between Micro Cap Fund and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
2,791,012	30,552	42,901

Trustees and Officers

Non-Interested Trustees
Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		70
S. Leland Dill 3/28/30 Trustee since 1986 for the BT Investment Funds Trustee since 2002 for the Morgan Grenfell Investment Trust	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	68
Martin J. Gruber 7/15/37 Trustee since 1999 for the BT Investment Funds Trustee since 2002 for the Morgan Grenfell Investment Trust	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, CREF (since 2000); Director, S.G. Cowen Mutual Funds (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai Capital Fund, Inc. (since 2000) and Singapore Fund, Inc. (since 2000) (registered investment companies).	69
Richard J. Herring 2/18/46 Trustee since 1999 for the BT Investment Funds Trustee since 2002 for the Morgan Grenfell Investment Trust	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since 1972); Director, Lauder Institute of International Management Studies (since 2000); Co-Director, Wharton Financial Institutions Center (since 2000) and Vice Dean and Director, Wharton Undergraduate Division (1995-2000).	68
Joseph R. Hardiman 05/27/37 Trustee since 2002	Private Equity Investor (1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		68
Graham E. Jones 01/31/33 Trustee since 2002 for the BT Investment Funds Trustee since 1993 for the Morgan Grenfell Investment Trust	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	68
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	68
Philip Saunders, Jr. 10/11/35 Trustee since 1986 for the BT Investment Funds Trustee since 2002 for the Morgan Grenfell Investment Trust	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	68
William N. Searcy 09/03/46 Trustee since 2002 for the BT Investment Funds Trustee since 1993 for the Morgan Grenfell Investment Trust	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	68
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1982 to present); President and Director, Trust for Investment Managers (registered investment company) (1999 to present). Formerly President, Investment Company Administration, L.L.C. (1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (1990-January 2002); Vice President, Professionally Managed Portfolios (1999-2002) and Advisors Series Trust (1997-2002) (registered investment companies); and President, Guinness Flight Investment Funds, Inc. (registered investment companies).
* Inception date of the corporation which was the predecessor to the LLC.
		71

Interested Trustee
Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since August 16, 2002 and Trustee since 1999 for the BT Investment Funds Trustee since 2002 for the Morgan Grenfell Investment Trust	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
203

Officers
Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc., Vice President and Director of Scudder Distributors, Inc., Trustee, Crossroads for Kids, Inc. (serves at risk children).
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Gary L. French[5] 7/4/51 Treasurer since 2002	Managing Director of Deutsche Asset Management. Formerly, President of UAM Fund Services, Inc.
Charles A. Rizzo[5] 8/5/57 Assistant Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 2002	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).
Amy M. Olmert 5/14/63 Assistant Secretary since 2002	Director, Deutsche Asset Management (1999-present); Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporate (now Deutsche Bank Securities Inc.) (1997-1999); Senior Manager and other positions, Coopers & Lybrand LLP (now PricewaterhouseCoopers LLP) (1988-1997).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with BT Investment Funds of which Scudder Small and Mid Cap Funds are series, and Morgan Grenfell Investment Trust of which Scudder Micro Cap Fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Legal Counsel (Scudder Micro Cap Fund)

Hale and Dorr LLP

60 State Street Boston, MA 02109
Legal Counsel (Scudder Mid and Small Cap Funds)

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Transfer Agency

Investment Company Capital Corporation c/o Scudder Investments

811 Main Street Kansas City, MO 64105
Custodian (Scudder Micro Cap Fund)

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Custodian (Scudder Mid and Small Cap Funds)

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048